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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              _____________________

(Mark One)

[X]  REPORT  PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES  EXCHANGE ACT OF
     1934

       Date of Report (Date of earliest event reported): January 22, 2004

                                       OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           For the transition period from ___________ to ___________

                         Commission file number: 0-30863
                              _____________________

                              NETWORK ENGINES, INC.
             (Exact name of registrant as specified in its charter)



                    Delaware                             04-3064173
 (State or other jurisdiction of incorporation)       (I.R.S. Employer
                                                     Identification No.)



             25 Dan Road, Canton, MA                        02021
    (Address of principal executive offices)              (Zip Code)


                                 (781) 332-1000
              (Registrant's telephone number, including area code)

Item 12.    Results of Operations and Financial Condition.

On January 22, 2004, at 10:00 am ET, Network Engines held an audio webcast to discuss its first quarter 2004 results. The excerpted transcript of the webcast is attached as Exhibit 99.1 to this Current Report on Form 8-K. The webcast may be accessed in its entirety from Network Engines' website at www.networkengines.com.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Date: January 23, 2004     NETWORK ENGINES, INC.
                           -----------------------------------------------------


                           By:  /s/ Douglas G. Bryant
                           -----------------------------------------------------
                           Douglas G. Bryant
                           Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary
                           (Principal Financial Officer and Principal
                           Accounting Officer)